EXHIBIT 10(a)

Consent of Independent Registered Public Accounting Firm

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Independent Registered Public Accounting Firm” in the Prospectuses and Statements of Additional Information, and to the use of our reports: (1) dated March 15, 2007, with respect to the financial statements of certain subaccounts of Peoples Benefit Life Insurance Company Separate Account V, which are available for investment by the contract owners of the Advisor’s Edge Variable Annuity, (2) dated March 15, 2007, with respect to the financial statements of certain subaccounts of Peoples Benefit Life Insurance Company Separate Account V, which are available for investment by the contract owners of the Advisor’s Edge Select Variable Annuity and (3) dated March 13, 2007, with respect to the statutory-basis financial statements and schedules of Peoples Benefit Life Insurance Company included in Post-Effective Amendment No. 26 to the Registration Statement (Form N-4 No. 33-80958) under the Securities Act of 1933 and related Prospectuses of the Advisor’s Edge Variable Annuity and Advisor’s Edge Select Variable Annuity.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 24, 2007